Exhibit 10.1
AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
This Amendment No. 1 to Amended and Restated Investor Rights Agreement, dated as of February 5, 2024 (this "Amendment"), is entered into by and between R1 RCM Inc., a Delaware corporation (the "Company"), and TCP-ASC ACHI Series LLLP, a Delaware limited liability limited partnership (the "Investor").
WHEREAS, reference is made to that certain Amended and Restated Investor Rights Agreement, dated as of June 21, 2022 (the "Agreement"), by and among the Company, R1 RCM Holdco Inc., the Investor and, solely for purposes of Section 4, Section 6 and Section 11 thereof, certain Investor Affiliates (as defined therein);
WHEREAS, Section 11.8 of the Agreement permits the Investor and the Company to amend the Agreement; and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the parties hereto agree as follows:
Section 1.Amendment to Agreement.
Section 1.1Section 2.4(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
(b)    [Reserved.]
Section 1.2Any references in the Agreement to Section 2.4(b) shall be deemed removed from the Agreement.
Section 2.Miscellaneous
Section 1.1Except as expressly modified by this Amendment, the Agreement and all the covenants, agreements, terms, provisions and conditions thereof remain unchanged and in full force and effect.
Section 1.2This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto
Section 1.3The provisions of Section 11 of the Agreement shall apply to this Amendment mutatis mutandis.
[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Investor Rights Agreement as of the date first above written.

COMPANY: R1 RCM INC.

By:	/s/ Jennifer Williams
Name: Jennifer Williams
Title: Chief Financial Officer

INVESTOR: TCP-ASCH ACHI SERIES LLLP
By: TCP-ASC GP, LLC, its General Partner

By:	/s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Investor Rights Agreement